EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary De Laurentiis, President and Chief Executive Officer, of Itec Environmental Group, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the period ended September 30, 2004 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary De Laurentiis

Gary De Laurentiis,

President and Chief Executive Officer

November 15, 2004

A signed original of this written statement required by Section 906 has been provided to Itec Environmental Group, Inc. and will be retained by Itec Environmental Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.